PROXY -- COMMON STOCK AND $2.12 CONVERTIBLE

                       PREFERENCE STOCK PITNEY BOWES INC.

                   ANNUAL MEETING OF STOCKHOLDERS MAY 13, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

George B. Harvey, Carmine F. Adimando, Amy C. Corn, or any of them, with power of substitution, are hereby appointed proxies of the undersigned to vote all common stock and $2.12 convertible preference stock of Pitney Bowes Inc. owned by the undersigned at the annual meeting of stockholders to be held in Stamford, Connecticut, on May 13, 1996, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting, upon such business as may properly come before the meeting, including the following items, as set forth in the notice of meeting and proxy statement:

     1.  Election of four directors.
     2.  Appointment of independent accountants for 1996.
     3.  Adoption of a new Employee Stock Purchase Plan.
     4.  Adoption of an amendment to the 1991 Stock Plan.
     5.  Adoption of an amendment to the Key Employees' Incentive Plan.

ALL SHARES OF $2.12 CONVERTIBLE PREFERENCE STOCK AND COMMON STOCK REGISTERED IN YOUR NAME AND/OR HELD FOR YOUR BENEFIT IN THE DIVIDEND REINVESTMENT PLAN ARE SHOWN ON THIS CARD. THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE STOCKHOLDER. IF A PROPERLY SIGNED PROXY IS RETURNED WITHOUT CHOICES MARKED, AND IF NOT OTHERWISE DIRECTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

                            FOLD AND DETACH HERE

                              [LOGO] PITNEY BOWES

Please mark
your vote
like this    /x/

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4 AND 5.
--------------------------------------------------------------------------------

Item 1 -- Election of Directors.
For all nominees (except as marked to the contrary)

Withhold (as to all nominees)

Michael J. Critelli, George B. Harvey, Michael I. Roth, Phyllis Shapiro Sewell

(Write a nominee's name on the space provided below to withhold authority to vote for that individual nominee.) ----------------------------

--------------------------------------------------------------------------------

Item 2 -- Appointment of Price Waterhouse, LLP as independent accountants for
1996.  FOR / /   AGAINST / /  ABSTAIN / /

Item 3 -- Adoption of the 1996 Pitney Bowes Employee Stock Purchase Plan.
FOR / /   AGAINST / /  ABSTAIN / /

Item 4 -- Approval of an amendment to the Pitney Bowes 1991 Stock Plan.
FOR / /   AGAINST / /  ABSTAIN / /

Item 5 -- Approval of an amendment to the Pitney Bowes Inc. Key Employees'
Incentive Plan.  FOR / /   AGAINST / /  ABSTAIN / /

--------------------------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting.

Please mark, date and sign, and return promptly this proxy in the enclosed envelope, which requires no postage if mailed in the U.S.A. When signing as attorney, executor, administrator, trustee or guardian, or in any other representative capacity, please give your full title as such. Each joint owner must sign the proxy.

Signature(s) of stockholder(s)__________________________    Date__________, 1996

                              FOLD AND DETACH HERE

                                PITNEY BOWES INC.
                   ANNUAL MEETING OF STOCKHOLDERS MAY 13, 1996

              VOTING DIRECTION TO TRUSTEE OF THE PITNEY BOWES INC.
                            DEFERRED INVESTMENT PLAN

As a participant in the Pitney Bowes Inc. Deferred Investment Plan, I hereby direct Merrill Lynch Trust Company, Trustee, to vote all common stock of Pitney Bowes allocated to my account, as indicated on the reverse side, at the annual meeting of stockholders to be held in Stamford, Connecticut, on May 13, 1996, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting, upon such business as may properly come before the meeting, including the following items, as set forth in the notice of meeting and proxy statement:

     1.  Election of four directors.
     2.  Appointment of independent accountants for 1996.
     3.  Adoption of a new Employee Stock Purchase Plan.
     4.  Adoption of an amendment to the 1991 Stock Plan.
     5.  Adoption of an amendment to the Key Employees' Incentive Plan.

ALL SHARES OF COMMON STOCK HELD FOR YOUR BENEFIT IN THE PLAN ARE SHOWN ON THIS CARD. THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH YOUR DIRECTIONS. IF A PROPERLY SIGNED DIRECTION CARD IS RETURNED WITHOUT CHOICES MARKED, AND IF NOT OTHERWISE DIRECTED, THE SHARES REPRESENTED BY THIS VOTING DIRECTION CARD WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

                              [LOGO] PITNEY BOWES

Please mark
your vote
like this  /x/

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4 AND 5.

--------------------------------------------------------------------------------

Item 1 -- Election of Directors.
For all nominees (except as marked to the contrary)

Withhold (as to all nominees)

Michael J. Critelli, George B. Harvey, Michael I. Roth, Phyllis Shapiro Sewell

(Write a nominee's name on the space provided below to withhold authority to vote for that individual nominee.) ----------------------------

--------------------------------------------------------------------------------

Item 2 -- Appointment of Price Waterhouse, LLP as independent accountants for
1996.  FOR / /   AGAINST / /  ABSTAIN / /

Item 3 -- Adoption of the 1996 Pitney Bowes Employee Stock Purchase Plan.
FOR / /   AGAINST / /  ABSTAIN / /

Item 4 -- Approval of an amendment to the Pitney Bowes 1991 Stock Plan.
FOR / /   AGAINST / /  ABSTAIN / /

Item 5 -- Approval of an amendment to the Pitney Bowes Inc. Key Employees'
Incentive Plan.  FOR / /   AGAINST / /  ABSTAIN / /

--------------------------------------------------------------------------------

In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting.

Please mark, date and sign, and return promptly this voting direction card in the enclosed envelope, which requires no postage if mailed in the U.S.A. When signing as attorney, executor, administrator, trustee or guardian, or in any other representative capacity, please give your full title as such. Each joint owner must sign the proxy.

Signature(s) of stockholder(s)__________________________    Date__________, 1996

                              FOLD AND DETACH HERE